UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 16, 2007

JAZZ TECHNOLOGIES, INC.
(Exact name of registrant as specified in its charter)

Delaware
(State or other jurisdiction of incorporation)

001-32832	20-3320580
(Commission File Number)	(IRS Employer Identification No.)

4321 Jamboree Road
Newport Beach, California 92660

(Address of principal executive offices, including Zip Code)

Registrant's telephone number, including area code: (949) 435-8000

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 2.01.	COMPLETION OF ACQUISITION OR DISPOSITION OF ASSETS

On February 16, 2007, Jazz Technologies, Inc., a Delaware corporation (formerly known as Acquicor Technology Inc.) (“Parent”), consummated the acquisition of Jazz Semiconductor, Inc., a Delaware corporation (“Jazz”), pursuant to an Agreement and Plan of Merger (the “Merger Agreement”) among Parent, Joy Acquisition Corp., a Delaware corporation and a wholly-owned subsidiary of Parent (“Merger Sub”), Jazz and TC Group, L.L.C., as stockholders’ representative (the “Stockholders’ Representative”), whereby Merger Sub merged with and into Jazz with Jazz becoming a wholly-owned subsidiary of Parent (the “Merger”). Based in Newport Beach, California, Jazz is an independent semiconductor foundry focused on specialty process technologies for the manufacture of analog and mixed-signal semiconductor devices.

At the closing of the Merger (the “Closing”), Parent made total payments of approximately $260.1 million pursuant to the merger agreement, which includes the impact of an estimated working capital adjustment and a deduction for $4.4 million of transaction costs incurred by Jazz in connection with the Merger and its terminated public offering. The purchase price was subject to possible decrease of up to $4.5 million to the extent the working capital of Jazz as of the closing is less than $193 million and a possible increase of up to $4.5 million plus $50,000 per day for each day after March 31, 2007 until the closing to the extent the working capital of Jazz as of the closing is greater than $198 million. Jazz’s estimated working capital at closing was in excess of $200 million resulting in an increase in the purchase price by $4.5 million. Approximately $27.9 million of the purchase price was placed in escrow, of which $4 million will secure any purchase price reductions to be made after the completion of the merger, $20 million will secure indemnification claims by Parent (as well as any purchase price reductions to be made after the completion of the Merger in excess of $4 million) and $3.7 million will fund obligations of Jazz to make certain retention bonus payments following the completion of the Merger to its employees. In addition, $1 million was paid to the Stockholders’ Representative to fund its expenses related to its obligations under the Merger Agreement following the completion of the Merger. Parent financed the Merger consideration and additional payments made at the closing of the Merger from the proceeds of its initial public offering and the sale of convertible senior notes. At the closing of the Merger, Jazz expects to pay approximately $3.0 million in accrued transaction costs incurred in connection with the Merger.

The purchase price is subject to further adjustment based on a final closing date balance sheet to be prepared within 90 days following the closing of the Merger. Also, Parent may become obligated to pay additional amounts to former stockholders of Jazz if Jazz realizes proceeds in excess of $10 million from its investment in Shanghai Hua Hong NEC Electronics Co., Ltd. from certain specified events.

References to “the Company,” “we,” “us” and “our” refer to Parent and its subsidiaries, including Jazz. References to Parent refer solely to Parent and references to Jazz refer solely to Jazz and its subsidiaries.

FORWARD-LOOKING STATEMENTS

Some of the information contained or incorporated by reference in this current report constitutes forward-looking statements within the definition of the Private Securities Litigation Reform Act of 1995. You can identify these statements by forward-looking words such as “may,” “expect,” “anticipate,” “contemplate,” “believe,” “estimate,” “intends,” and “continue” or similar words. You should read statements that contain these words carefully because they:

•	discuss future expectations;

•	contain projections of future results of operations or financial condition; or

•	state other “forward-looking” information.

We believe it is important to communicate our expectations to our stockholders. However, there may be events in the future that we are not able to predict accurately or over which we have no control. The risk factors and cautionary language discussed or incorporated by reference in this current report provide examples of risks, uncertainties and events that may cause actual results to differ materially from the expectations described by us in such forward-looking statements, including among other things:

•	the amount of cash on hand available to us;

•	our business strategy;

•	outcomes of government reviews, inquiries, investigations and related litigation;

•	continued compliance with government regulations;

•	legislation or regulatory environments, requirements or changes adversely affecting the business in which we are engaged;

•	fluctuations in customer demand;

•	management of rapid growth; and

•	general economic conditions.

You are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date of this current report.

All forward-looking statements included or incorporated herein attributable to us or any person acting on our behalf are expressly qualified in their entirety by the cautionary statements contained or referred to in this section. Except to the extent required by applicable laws and regulations, we undertake no obligation to update these forward-looking statements to reflect events or circumstances after the date of this proxy statement or to reflect the occurrence of unanticipated events.

You should be aware that the occurrence of the events described in the “Risk Factors” portion of this current report, the documents incorporated herein and Parent’s other SEC filings could have a material adverse effect on our business, prospects, financial condition or operating results.

Business

Our business is described in the definitive proxy statement filed by Parent with the Securities and Exchange (the “SEC”) on January 29, 2007 (the “Definitive Proxy Statement”) in the section entitled “Business of Jazz” beginning on page 120, which is incorporated herein by reference.

Risk Factors

The risks associated with our business are described in the Definitive Proxy Statement in the section entitled “Risk Factors” beginning on page 28, which is incorporated herein by reference.

Financial Information

Reference is made to the disclosure set forth under Item 9.01 of this current report on Form 8-K concerning the financial information of Parent and Jazz, which is incorporated herein by reference.

Properties

Our principal executive office is located at 4321 Jamboree Road, Newport Beach, CA 92660. Our facilities are described in the Definitive Proxy Statement in the sections entitled “Business of Jazz — Properties” beginning on page 137, which is incorporated herein by reference.

Security Ownership of Certain Beneficial Owners and Management

The following table sets forth information regarding the beneficial ownership of our common stock as of February 16, 2007 by:

•	each person known by us to be the beneficial owner of more than 5% of our outstanding shares of common stock;

•	each of our executive officers and directors; and

•	all of our executive officers and directors as a group.

The following table gives effect to the conversion of 5,668,116 shares of our common stock into a pro rata share of the trust account and the redemption of 1,873,738 shares of common stock held by Acquicor Management LLC and our outside directors.

Name and Address of Beneficial Owner(1)	Amount and Nature of Beneficial Ownership(2)	Approximate Percentage of Outstanding Common Stock(3)
The Baupost Group, L.L.C. (4) 10 St. James Avenue, Suite 2000 Boston, Massachusetts 02116	3,377,983	12.6%
Wellington Management Company, LLP (6) 75 State Street Boston, MA 02109	2,982,200	11.1%
Fir Tree, Inc. (5) 505 Fifth Avenue, 23rd Floor New York, New York 10017	1,953,100	7.3%
Acquicor Management LLC (7)	4,838,468	17.7%
Gilbert F. Amelio, Ph.D. (8)	4,838,468	17.7%
Ellen M. Hancock	-	*
Steve Wozniak	-	*
Shu Li	-	*
Paul Pittman (9)	750,000	2.8%
Allen R. Grogan (10)	-	*
Harold L. Clark, Ed.D. (11)	303,844	*
John P. Kensey (12)	303,844	*
Moshe I. Meidar (13)	303,844	*
All directors and executive officers as a group (9 individuals) (14)	6,500,000	23.6%

*  Less than 1%.

(1)	Unless otherwise noted, the business address of each of the following is 4321 Jamboree Road, Newport Beach, CA 92660.

(2)
This table is based upon information supplied to us by our officers, directors and principal stockholders and upon any Schedules 13D or 13G filed with the SEC. Unless otherwise indicated in the footnotes to this table, and subject to community property laws where applicable, we believe that each of the stockholders named in this table has sole voting and investment power with respect to the shares indicated as beneficially owned.

(3)	Applicable percentages are based on 26,915,218 shares outstanding on February 16, 2007.

(4)
According to a Schedule 13/G dated December 31, 2006, all shares are owned by The Baupost Group, L.L.C (“Baupost”), a registered investment adviser. SAK Corporation is the manager of Baupost and Seth A. Klarman, as the sole Director of SAK Corporation and a controlling person of Baupost, may be deemed to have beneficial ownership of the securities beneficially owned by Baupost. Each of the aforementioned persons disclaims beneficial ownership of the shares held by Baupost. Securities reported on this Schedule 13G as being beneficially owned by Baupost include securities purchased on behalf of various investment limited partnerships.

(5)
According to a Schedule 13/G dated December 31, 2006, Wellington Management Company, LLP (“Wellington”) has shared dispositive power with respect to 1,738,500 shares of Parent’s common stock and shared dispositive power with respect to 2,982,200 shares of Parent’s common stock. The securities reported by Wellington, in its capacity as investment adviser, are owned of record by clients of Wellington. Those clients have the right to receive, or the power to direct the receipt of, dividends from, or the proceeds from the sale of, such securities. No such client is known to have such right or power with respect to more than five percent of Parent’s common stock.

(6)
According to a Schedule 13/G Amendment No. 1 dated December 31, 2006, 1,560,581 shares are beneficially owned by Sapling, LLC (“Sapling”) and 392,519 shares are beneficially owned by Fir Tree Recovery master Fund, L.P. (“Fir Tree Recovery”). Fir Tree, Inc. (“Fir Tree”), as investment manager for Sapling and Fir Tree Recovery, may be deemed to beneficially own the shares held by Sapling and Fir Tree Recovery.

(7)
Acquicor Management LLC (“Acquicor Management”) is managed by Dr. Amelio, as the sole manager. As the sole manager, Dr. Amelio has sole voting and dispositive power over the shares held by Acquicor Management. Includes 416,666 shares of common stock subject to warrants expected to become exercisable within 60 days of February 16, 2007. The securities held by Acquicor Management have been pledged to secure loans, the proceeds of which were used by Acquicor Management to purchase Parent securities.

(8)	Includes the shares held by Acquicor Management. See footnote (7) above.

(9)
Includes 750,000 shares of common stock subject to unit purchase options and warrants included in such unit purchase options expected to become exercisable within 60 days of February 16, 2007. Excludes 51,993 shares of restricted stock to be issued to Mr. Pittman as a result of the consummation of the Merger.

(10)	Excludes 17,331 shares of restricted stock to be issued to Mr. Grogan as a result of the consummation of the Merger.

(11)
Includes 83,334 shares of common stock subject to warrants expected to become exercisable within 60 days of February 16, 2007. The securities held by Mr. Clark have been pledged to secure loans, the proceeds of which were used by Mr. Clark to purchase Parent securities.

(12)
Includes 83,334 shares of common stock subject to warrants expected to become exercisable within 60 days of February 16, 2007. The securities held by Mr. Kensey have been pledged to secure loans, the proceeds of which were used by Mr. Kensey to purchase Parent securities.

(13)
Includes 83,334 shares of common stock subject to warrants expected to become exercisable within 60 days of February 16, 2007. The securities held by Mr. Meidar have been pledged to secure loans, the proceeds of which were used by Mr. Meidar to purchase Parent securities.

(14)	See notes (7) through (13) above.

Directors and Executive Officers

Our directors and executive officers immediately after the consummation of the Merger are described in the Definitive Proxy Statement in the section entitled “Directors and Management of Acquicor Following the Merger” beginning on page 166, which is incorporated herein by reference.

Director and Executive Officer Compensation

The compensation of our directors and executive officers is generally described in the Definitive Proxy Statement in the sections entitled “Compensation Discussion and Analysis” beginning on page 170, which is incorporated herein by reference. Other than the compensation arrangements with Dr. Li described in the Definitive Proxy Statement, we have not yet entered into any compensation arrangements with our directors and executive officers in connection with their services as directors and executive officers. We will promptly disclose any compensation arrangements with our directors and executive officers in a current report on Form 8-K once approved by our board of directors.

Certain Relationships and Related Transactions

The description of certain relationships and related transactions is included in the Definitive Proxy Statement in the sections entitled “Summary of the Proxy Statement — Interests of Acquicor Directors and Officers in the Merger” beginning on page 18, “Summary of the Proxy Statement — Certain Other Interests in the Merger” beginning on page 18 and “Certain Relationships and Related Transactions” beginning on page 177, which are both incorporated herein by reference.

Independence of Directors

Our board of directors has determined that Dr. Clark and Messrs. Kensey and Meidar are each independent within the meaning of Rule 121(A) of the American Stock Exchange (“Amex”) Company Guide. Our board of directors has also determined that each member of our Compensation Committee and Nominating and Corporate Governance Committee is independent under Amex Rule 121(A) and each member of our Audit Committee is independent under Amex Rule 121(B).

Legal Proceedings

We are not currently a party to any material pending legal proceedings.

Market Price of and Dividends on the Registrant’s Common Equity and Related Stockholder Matters

Information about the market price, number of stockholders and dividends for our securities is described in the Definitive Proxy Statement in the section entitled “Price Range of Acquicor Securities and Dividends” beginning on page 180, which is incorporated herein by reference.

Our common stock, warrants and units are listed on the American Stock Exchange under the symbols “JAZ,” “JAZ.WS” and “JAZ.U,” respectively. The closing price of our common stock, warrants and units as reported on the American Stock Exchange on February 22, 2007, was $5.20, $0.96 and $7.00, respectively.

Recent Sales of Unregistered Securities

A description of the convertible senior notes is included in the Definitive Proxy Statement in the section entitled “The Merger Proposal — Financing for the Merger — Convertible Senior Notes” beginning on page 156, which is incorporated herein by reference. We used a substantial portion of the proceeds from the sale of the convertible senior notes to fund the Merger consideration and pay transaction expenses and we expect to use the remaining proceeds to fund our operations after the Merger and to fund the stock and warrant repurchase program that we announced on January 11, 2007.

Description of Registrant’s Securities

The description of our common stock and other securities is included in our prospectus filed with the SEC on March 16, 2006 in connection with our initial public offering under the section entitled “Description of Securities” beginning on page 60 and in the Definitive Proxy Statement in the section entitled “The Merger Proposal — Financing for the Merger — Convertible Senior Notes” beginning on page 156, which are both incorporated herein by reference.

Indemnification of Directors and Officers

Reference is made to the disclosure set forth under Item 14 of Part II of Amendment No. 7 to our Registration Statement on Form S-1 (file no. 333-128058) filed with the SEC on March 9, 2006, which is incorporated herein by reference.

Financial Statements And Supplementary Data

Reference is made to the disclosure set forth under Item 9.01 of this current report on Form 8-K concerning the financial statements and supplementary data of Parent and Jazz, which is incorporated herein by reference.

ITEM 2.02.	RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

Reference is made to the disclosure set forth under Item 9.01 of this current report on Form 8-K concerning the financial information of Parent and Jazz, which is incorporated herein by reference.

ITEM 3.03.	MATERIAL MODIFICATION TO RIGHTS OF SECURITY HOLDERS.

Reference is made to the disclosure set forth under Item 5.03 of this current report on Form 8-K concerning an amendment to Parent’s Certificate of Incorporation, which is incorporated herein by reference.

ITEM 5.02.	DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS.

As described in the Definitive Proxy Statement in the section entitled “Directors and Management of Acquicor Following the Merger,” Dr. Li, Mr. Pittman and Mr. Grogan became executive officers following consummation of the Merger. The compensation of Dr. Li, Mr. Pittman and Mr. Grogan is generally described in the Definitive Proxy Statement in the sections entitled “Compensation Discussion and Analysis” beginning on page 170, which is incorporated herein by reference. The description of certain relationships and related transactions with Dr. Li, Mr. Pittman and Mr. Grogan is included in the Definitive Proxy Statement in the sections entitled “Summary of the Proxy Statement — Certain Other Interests in the Merger” beginning on page 18 and “Certain Relationships and Related Transactions” beginning on page 177, which are both incorporated herein by reference.

ITEM 5.03.	AMENDMENT TO ARTICLES OF INCORPORATION OR BYLAWS; CHANGE IN FISCAL YEAR.

In connection with the Merger, on February 16, 2007, Parent amended its Certificate of Incorporation to (i) change Parent’s name from Acquicor Technology Inc. to Jazz Technologies, Inc., (ii) remove the Fifth Article from the Certificate of Incorporation, which relates to the operation of Parent as a blank check company prior to the consummation of a business combination, (iii) restrict the Parent stockholders’ ability to act by written consent and (iv) increase the authorized shares of Parent common stock from 100,000,000 shares to 200,000,000 shares, as further described in the Definitive Proxy Statement.

ITEM 5.06.	CHANGE IN SHELL COMPANY STATUS.

The material terms of the Merger are described in the Definitive Proxy Statement in the sections entitled “The Merger Proposal” beginning on page 55 and “The Merger Agreement” beginning on page 70, which are both incorporated herein by reference.

ITEM 9.01.	FINANCIAL STATEMENTS AND EXHIBITS.

The audited financial statements of Parent as of December 31, 2006 and 2005, and for the year ended December 31, 2006, the period from August 12, 2005 (inception) to December 31, 2005 and the period from August 12, 2005 (inception) to December 31, 2006, selected financial data and management’s discussion and analysis of financial condition and results of operations are filed as Exhibit 99.1 to this current report on Form 8-K.

The audited consolidated financial statements of Jazz as of December 29, 2006 and December 30, 2005, and for each of the three fiscal years ended December 29, 2006, December 30, 2005 and December 31, 2004, selected consolidated historical financial data and management’s discussion and analysis of financial condition and results of operations are filed as Exhibit 99.2 to this current report on Form 8-K, which is incorporated herein by reference.

The summary unaudited pro forma condensed combined financial information and unaudited pro forma condensed combined financial statements as of and for the fiscal year ended December 31, 2006 are furnished as Exhibit 99.3 to this current report on Form 8-K, which is incorporated herein by reference.

Exhibit No.	Description
3.1	Amended and Restated Certificate of Incorporation.

†10.1
Contribution Agreement among Specialtysemi, Inc., Conexant Systems, Inc. and Carlyle Capital Investors, L.L.C. dated February 23, 2002 — Incorporated by reference to Exhibit 10.1 to Jazz’s Registration Statement on Form S-1 (Registration No. 333-133485).

10.2
First Amendment to Contribution Agreement between Specialtysemi, Inc., Conexant Systems, Inc. and Carlyle Capital Investors, L.L.C. dated March 12, 2002 — Incorporated by reference to Exhibit 10.2 to Jazz’s Registration Statement on Form S-1 (Registration No. 333-133485).

†10.3
Second Amendment to Contribution Agreement dated July 1, 2002 among Jazz Semiconductor, Inc., Conexant Systems, Inc., Carlyle Partners III L.P., CP III Coinvestment, L.P. and Carlyle High Yield Partners, L.P. — Incorporated by reference to Exhibit 10.3 to Jazz’s Registration Statement on Form S-1 (Registration No. 333-133485).

10.4
Third Amendment to Contribution Agreement dated September 1, 2003 among Jazz Semiconductor, Inc., Conexant Systems, Inc., Carlyle Partners III L.P., CP III Coinvestment, L.P. and Carlyle High Yield Partners, L.P. — Incorporated by reference to Exhibit 10.4 to Jazz’s Registration Statement on Form S-1 (Registration No. 333-133485).

†10.5
Newport Fab, LLC Contribution Agreement between Conexant Systems, Inc. and Newport Fab, LLC dated February 23, 2002 — Incorporated by reference to Exhibit 10.5 to Jazz’s Registration Statement on Form S-1 (Registration No. 333-133485).

10.6
IP License Agreement between Specialtysemi, Inc., Newport Fab, LLC and Conexant Systems, Inc. dated March 12, 2002 — Incorporated by reference to Exhibit 10.6 to Jazz’s Registration Statement on Form S-1 (Registration No. 333-133485).

10.7
First Amendment to IP License Agreement dated July 1, 2002 between Jazz Semiconductor, Inc. and Conexant Systems, Inc. — Incorporated by reference to Exhibit 10.7 to Jazz’s Registration Statement on Form S-1 (Registration No. 333-133485).

†10.8
Transferred IP License Agreement between Specialtysemi, Inc., Newport Fab, LLC and Conexant Systems, Inc. dated March 12, 2002 — Incorporated by reference to Exhibit 10.8 to Jazz’s Registration Statement on Form S-1 (Registration No. 333-133485).

10.9
First Amendment to Transferred IP License Agreement dated July 1, 2002 among Jazz Semiconductor, Inc., Conexant Systems, Inc. and Newport Fab, LLC— Incorporated by reference to Exhibit 10.9 to Jazz’s Registration Statement on Form S-1 (Registration No. 333-133485).

10.10
Guarantee between Specialtysemi, Inc. and Conexant Systems, Inc. dated March 12, 2002 — Incorporated by reference to Exhibit 10.10 to Jazz’s Registration Statement on Form S-1 (Registration No. 333-133485).

10.11
Half Dome Lease Agreement between Specialtysemi, Inc. and Conexant Systems, Inc. dated March 12, 2002 — Incorporated by reference to Exhibit 10.13 to Jazz’s Registration Statement on Form S-1 (Registration No. 333-133485).

Exhibit No.	Description
10.12
First Amendment to Half Dome Lease Agreement between Newport Fab, LLC and Conexant Systems, Inc. dated May 1, 2004 — Incorporated by reference to Exhibit 10.14 to Jazz’s Registration Statement on Form S-1 (Registration No. 333-133485).

10.13
Second Amendment to Half Dome Lease Agreement between Newport Fab, LLC and Conexant Systems, Inc. dated December 31, 2005 — Incorporated by reference to Exhibit 10.15 to Jazz’s Registration Statement on Form S-1 (Registration No. 333-133485).

10.14	Third Amendment to Half Dome Lease Agreement between Newport Fab, LLC and Conexant Systems, Inc. dated as of September 26, 2006.

10.15
El Capitan Lease Agreement between Specialtysemi, Inc. and Conexant Systems, Inc. dated March 12, 2002 — Incorporated by reference to Exhibit 10.16 to Jazz’s Registration Statement on Form S-1 (Registration No. 333-133485).

10.16
First Amendment to El Capitan Lease Agreement between Newport Fab, LLC and Conexant Systems, Inc. dated October 1, 2004 — Incorporated by reference to Exhibit 10.17 to Jazz’s Registration Statement on Form S-1 (Registration No. 333-133485).

10.17
Second Amendment to El Capitan Lease Agreement between Newport Fab, LLC and Conexant Systems, Inc. dated November 31, 2005 — Incorporated by reference to Exhibit 10.18 to Jazz’s Registration Statement on Form S-1 (Registration No. 333-133485).

10.18	Third Amendment to El Capitan Lease Agreement between Newport Fab, LLC and Conexant Systems, Inc. dated September 1, 2006.

10.19	Fourth Amendment to El Capitan Lease Agreement between Newport Fab, LLC and Conexant Systems, Inc. dated September 26, 2006.

†10.20
Wafer Supply Agreement between Newport Fab, LLC and RF Micro Devices, Inc. dated October 15, 2002 — Incorporated by reference to Exhibit 10.34 to Jazz’s Registration Statement on Form S-1 (Registration No. 333-133485).

†10.21
Master Joint Technology Development Agreement between Newport Fab, LLC and RF Micro Devices, Inc. dated October 15, 2002 — Incorporated by reference to Exhibit 10.35 to Jazz’s Registration Statement on Form S-1 (Registration No. 333-133485).

†10.22
License and Supply Agreement between Newport Fab, LLC and Advanced Semiconductor Manufacturing Corp. of Shanghai dated December 16, 2003 — Incorporated by reference to Exhibit 10.36 to Jazz’s Registration Statement on Form S-1 (Registration No. 333-133485).

†10.23
HHNEC Wafer Supply Agreement between Jazz/Hua Hong, LLC, Newport Fab, LLC and Shanghai Hua Hong NEC Electronics Company, Limited dated August 29, 2003 — Incorporated by reference to Exhibit 10.37 to Jazz’s Registration Statement on Form S-1 (Registration No. 333-133485).

†10.24
LLC Wafer Supply Agreement between Jazz/Hua Hong, LLC, Newport Fab, LLC and Shanghai Hua Hong NEC Electronics Company, Limited dated August 30, 2003 — Incorporated by reference to Exhibit 10.38 to Jazz’s Registration Statement on Form S-1 (Registration No. 333-133485).

†10.25
Technology Sublicense Agreement—Jazz Advanced Technology by Jazz/Hua Hong, LLC, Shanghai Hua Hong NEC Electronics Company, Limited and Newport Fab, LLC dated August 30, 2003 — Incorporated by reference to Exhibit 10.39 to Jazz’s Registration Statement on Form S-1 (Registration No. 333-133485).

†10.26
Technology License and Transfer Agreement by Newport Fab, LLC and Shanghai Hua Hong NEC Electronics Company, Limited dated August 30, 2003 — Incorporated by reference to Exhibit 10.40 to Jazz’s Registration Statement on Form S-1 (Registration No. 333-133485).

Exhibit No.	Description
†10.27
Technology License Agreement—Jazz Advanced Technology Newport Fab, LLC, Jazz/ Hua Hong, LLC and Shanghai Hua Hong NEC Electronics Company, Limited dated August 30, 2003 — Incorporated by reference to Exhibit 10.41 to Jazz’s Registration Statement on Form S-1 (Registration No. 333-133485).

†10.28
Wafer Supply and Services Agreement among Jazz Semiconductor, Inc. and Skyworks Solutions, Inc. dated as of May 2, 2003 — Incorporated by reference to Exhibit 10.42 to Jazz’s Registration Statement on Form S-1 (Registration No. 333-133485).

†10.29
Amendment One to Wafer Supply and Services Agreement among Jazz Semiconductor, Inc. and Skyworks Solutions, Inc. dated as of May 2, 2003 — Incorporated by reference to Exhibit 10.43 to Jazz’s Registration Statement on Form S-1 (Registration No. 333-133485).

†10.30
Amendment Two to Wafer Supply and Services Agreement among Jazz Semiconductor, Inc. and Skyworks Solutions, Inc. dated June 13, 2003 — Incorporated by reference to Exhibit 10.44 to Jazz’s Registration Statement on Form S-1 (Registration No. 333-133485).

10.31
401(k) Hourly Savings Plan between Jazz Semiconductor, Inc. and Fidelity dated January 6, 2003 — Incorporated by reference to Exhibit 10.46 to Jazz’s Registration Statement on Form S-1 (Registration No. 333-133485).

10.32
401(k) and Profit Sharing Retirement Savings Plan between Jazz Semiconductor, Inc. and Fidelity dated January 6, 2003 — Incorporated by reference to Exhibit 10.47 to Jazz’s Registration Statement on Form S-1 (Registration No. 333-133485).

10.33
License Agreement between Jazz Semiconductor, Inc. and Conexant Systems, Inc. dated as of July 2, 2004 — Incorporated by reference to Exhibit 10.48 to Jazz’s Registration Statement on Form S-1 (Registration No. 333-133485).

10.34
Loan and Security Agreement by and among Jazz Semiconductor, Inc., Newport Fab, LLC and Wachovia Capital Finance Corporation (Western), dated as of January 6, 2006 — Incorporated by reference to Exhibit 10.49 to Jazz’s Registration Statement on Form S-1 (Registration No. 333-133485).

10.35	Consent by and among Jazz Semiconductor, Inc., Newport Fab, LLC and Wachovia Capital Finance Corporation (Western), dated as of February 16, 2007.

10.36	Employment Agreement, dated as of September 26, 2006, by and between Jazz Semiconductor, Inc. and Shu Li.

99.1	Jazz Technologies, Inc. Selected Financial Data, Management’s Discussion and Analysis of Financial Condition and Results of Operations and Audited Financial Statements.

99.2
Jazz Semiconductor, Inc. Selected Consolidated Historical Financial Data, Management’s Discussion and Analysis of Financial Condition and Results of Operations and Audited Consolidated Financial Statements.

99.3	Summary Unaudited Pro Forma Condensed Combined Financial Information and Unaudited Pro Forma Condensed Combined Financial Statements.

†	Confidential treatment requested with respect to certain portions of this exhibit. Omitted portions have been filed separately with the Securities and Exchange Commission.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, Jazz Technologies, Inc. has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

JAZZ TECHNOLOGIES, INC.

Date: February 23, 2007	By:	/s/ Allen R. Grogan
Allen R. Grogan
Chief Legal Officer and Secretary

EXHIBIT INDEX

Exhibit No.	Description
3.1	Amended and Restated Certificate of Incorporation.

10.14	Third Amendment to Half Dome Lease Agreement between Newport Fab, LLC and Conexant Systems, Inc. dated as of September 26, 2006.

10.18	Third Amendment to El Capitan Lease Agreement between Newport Fab, LLC and Conexant Systems, Inc. dated September 1, 2006.

10.19	Fourth Amendment to El Capitan Lease Agreement between Newport Fab, LLC and Conexant Systems, Inc. dated September 26, 2006.

10.35	Consent by and among Jazz Semiconductor, Inc., Newport Fab, LLC and Wachovia Capital Finance Corporation (Western), dated as of February 16, 2007.

10.36	Employment Agreement, dated as of September 26, 2006, by and between Jazz Semiconductor, Inc. and Shu Li.

99.1	Jazz Technologies, Inc. Selected Financial Data, Management’s Discussion and Analysis of Financial Condition and Results of Operations and Audited Financial Statements.

99.2
Jazz Semiconductor, Inc. Selected Consolidated Historical Financial Data, Management’s Discussion and Analysis of Financial Condition and Results of Operations and Audited Consolidated Financial Statements.

99.3	Summary Unaudited Pro Forma Condensed Combined Financial Information and Unaudited Pro Forma Condensed Combined Financial Statements.